UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2025 (June 20, 2025)

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	87-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St Suite 225 Houston, Texas	77005
(Address of principal executive offices)	(Zip Code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Trading Name of each exchange on which registered
Common Stock, Par value $0.001	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Securities Purchase Agreement for Registered Direct Offering

On June 20, 2025, Alaunos Therapeutics, Inc. (the “Company”) entered in a securities purchase agreement (the “Securities Purchase Agreement”) with certain purchasers identified therein, pursuant to which the Company agreed to issue and sell (i) 338,725 shares of common stock (the “Shares”), par value $0.001 per share of the Company (“Common Stock”), at a purchase price of $3.36 per share; and (ii) 271,674 pre-funded warrants to purchase Common Stock, at a purchase price of $3.359 per share, in a registered direct offering (the “Offering”).

The Offering was made pursuant to the Company’s currently effective shelf registration statement on Form S-3 (Registration File No. 333- 266841), which was initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 12, 2022, as amended by Amendment No. 1 thereto, which was filed with the Commission on August 31, 2025, and was declared effective on September 7, 2022.

The Offering closed on June 24, 2025. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include among other things, capital expenditures and working capital.

The Securities Purchase Agreement contains customary representations, warranties, covenants, and other agreements by the Company. The foregoing description of the Securities Purchase Agreement is only a summary and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference in this Item 1.01.

A copy of the opinion and consent of Norton Rose Fulbright US LLP, as legal counsel to the Company, regarding the legality of the issuance and sale of the Offering Shares is attached hereto as Exhibit 5.1 and Exhibit 23.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K is not an offer to sell any securities of the Company and is not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

Item 7.01. Regulation FD Disclosure.

On June 23, 2025, the Company issued a press release announcing the launch of the Offering. The full text of the press release is attached as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “could,”

“would,” “target,” “seek,” “aim,” “predicts,” “think,” “objectives,” “optimistic,” “new,” “goal,” “strategy,” “potential,” “is likely,” “will,” “expect,” “plan” “project,” “permit” or by other similar expressions that convey uncertainty of future events or outcomes. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause our actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for our products due to industry conditions; changes in the world economy; the negative effects of seasonality; the impact of any pandemic or similar events on our business and financial results, the price of the Company’s common stock post closing, and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. More information about these and other risks that may impact our business are set forth in the “Risk Factors” section of our quarterly and annual reports on file with the Securities and Exchange Commission. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this Current Report on Form 8-K are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this Current Report on Form 8-K to conform these statements to actual results or to changes in our expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant.
5.1	Opinion of Norton Rose Fulbright US LLP.
10.1	Securities Purchase Agreement dated June 20, 2025, between Alaunos Therapeutics, Inc. and the purchasers thereto.
23.1	Consent of Norton Rose Fulbright US LLP (included in Exhibit 5.1).
99.1	Press Release dated June 23, 2025.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date: June 25, 2025	By:	S/Melinda Lackey
	Name:	Melinda Lackey
	Title:	Legal & Administration